Exhibit-99.1
Saga Communications, Inc.
Reports 1st Quarter 2008 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — May 8, 2008 — Saga Communications, Inc. (NYSE-SGA) today reported net income increased 23.0% to $910 thousand ($.05 per fully diluted share) for the quarter ended March 31, 2008 compared to $740 thousand ($.04 per fully diluted share) for the same period in 2007. Net operating revenue for the quarter decreased $351 thousand over the comparable period in 2007 to $31.5 million. Station operating expense decreased $574 thousand to $25.4 million (station operating expense includes depreciation and amortization attributable to the stations) and operating income was approximately even with 1st quarter 2007 at $3.6 million. Gross political revenue for the quarter was $651 thousand compared to $59 thousand for the same period last year. Free cash flow increased 93.5% to $1.7 million for the quarter. On a same station basis for the year, net operating revenue decreased 2.0% to $31.2 million, operating income decreased 2.4% to $3.5 million and station operating expense decreased 3.1% to $25.2 million.
Capital expenditures in the first quarter of 2008 were $2.0 million compared to $2.4 million for the comparable period in 2007. The Company expects capital expenditures to total $9.0 million for 2008.
During the quarter ended March 31, 2008, the Company bought back 239,113 shares of stock for a total purchase price of $1.4 million. Since inception of the program and through May 6, 2008, the Company has bought back 2,267,063 shares of stock.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2008 and 2007 acquisitions and dispositions occurred as of January 1, 2007.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s first quarter 2008 results conference call will be on Thursday, May 8, 2008 at 2:00 PM EDT. The dial in number for domestic calls is 888/428-4479. For international callers the number is 612/332-0903. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 918955. Thereafter, a transcript of the call will be available on our website.
The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 1:00 PM EDT on May 8, 2008 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our annual report on form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three Months Ended
March 31, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2008	2007
Operating Results
Net operating revenue	$31,532	$31,883
Station operating expense	25,421	25,995
Corporate general and administrative	2,552	2,316

Operating income	3,559	3,572
Interest expense	1,995	2,297
Other expense, net	20	35

Income before income tax	1,544	1,240
Income tax expense	634	500

Net income	$910	$740

Earnings per share
Basic	$0.05	$0.04

Diluted	$0.05	$0.04

Weighted average common shares	20,078	20,221
Weighted average common shares and common shares equivalents	20,087	20,242

Free Cash Flow
Net income	$910	$740
Plus: Depreciation and amortization:
Station	1,957	1,895
Corporate	53	47
Deferred tax provision	402	270
Non-cash compensation	366	286
Other expense (income), net	20	35
Less: Capital expenditures	(2,046)	(2,414)

Free cash flow	$1,662	$859

Balance Sheet Data
Working capital	$18,838	$18,544
Net fixed assets	76,358	74,146
Net intangible assets and other assets	228,981	211,929
Total assets	338,455	318,564
Long term debt (including current portion of $1,061 and $0, respectively)	134,411	131,911
Stockholders’ equity	149,168	137,306

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
March 31, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		March 31,		March 31,
	2008	2007	2008	2007	2008	2007
Consolidated
Net operating revenue	$31,532	$31,883	$31,233	$31,883	$31,532	$32,193
Station operating expense	25,421	25,995	25,193	25,995	25,421	26,284
Corporate general and administrative	2,552	2,316	2,552	2,316	2,552	2,316

Operating income	3,559	3,572	$3,488	$3,572	3,559	3,593
Interest expense	1,995	2,297			1,995	2,297
Other expense, net	20	35			20	35
Income tax expense	634	500			634	509

Net income	$910	$740			$910	$752

Earnings per share:
Basic	$0.05	$0.04			$0.05	$0.04

Diluted	$0.05	$0.04			$0.05	$0.04

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		March 31,		March 31,
	2008	2007	2008	2007	2008	2007
Radio Segment
Net operating revenue	$27,381	$27,893	$27,082	$27,893	$27,381	$28,203
Station operating expense	21,913	22,513	21,685	22,513	21,913	22,802

Operating income	$5,468	$5,380	$5,397	$5,380	$5,468	$5,401

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		March 31,		March 31,
	2008	2007	2008	2007	2008	2007
Television Segment
Net operating revenue	$4,151	$3,990	$4,151	$3,990	$4,151	$3,990
Station operating expense	3,508	3,482	3,508	3,482	3,508	3,482

Operating income	$643	$508	$643	$508	$643	$508

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		March 31,		March 31,
	2008	2007	2008	2007	2008	2007
Depreciation and amortization by segment
Radio Segment	$1,562	$1,506	$1,533	$1,506	$1,562	$1,566
Television Segment	395	389	395	389	395	389
Corporate and Other	53	47	53	47	53	47

	$2,010	$1,942	$1,981	$1,942	$2,010	$2,002

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
March 31, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)	Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended	Three Months Ended	Three Months Ended
	March 31,		June 30,	September 30,	December 31,
	2008	2007	2007	2007	2007
Consolidated
Net operating revenue	$31,532	$32,193	$38,752	$36,500	$37,537
Station operating expense	25,421	26,284	27,284	26,239	27,352
Corporate general and administrative	2,552	2,316	2,606	2,272	2,606

Operating income	3,559	3,593	8,862	7,989	7,579
Interest expense	1,995	2,297	2,281	2,283	2,093
Other expense, net	20	35	47	60	131
Income tax expense	634	509	2,686	2,315	2,222

Net income	$910	$752	$3,848	$3,331	$3,133

Earnings per share:
Basic	$0.05	$0.04	$0.19	$0.17	$0.16

Diluted	$0.05	$0.04	$0.19	$0.17	$0.16

	Pro Forma (1)		Pro Forma (1)	Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended	Three Months Ended	Three Months Ended
	March 31,		June 30,	September 30,	December 31,
	2008	2007	2007	2007	2007
Radio Segment
Net operating revenue	$27,381	$28,203	$34,174	$32,186	$32,992
Station operating expense	21,913	22,802	23,723	22,756	23,738

Operating income	$5,468	$5,401	$10,451	$9,430	$9,254

	Pro Forma (1)		Pro Forma (1)	Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended	Three Months Ended	Three Months Ended
	March 31,		June 30,	September 30,	December 31,
	2008	2007	2007	2007	2007
Television Segment
Net operating revenue	$4,151	$3,990	$4,578	$4,314	$4,545
Station operating expense	3,508	3,482	3,561	3,483	3,614

Operating income	$643	$508	$1,017	$831	$931

	Pro Forma (1)		Pro Forma (1)	Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended	Three Months Ended	Three Months Ended
	March 31,		June 30,	September 30,	December 31,
	2008	2007	2007	2007	2007
Depreciation and amortization by segment
Radio Segment	$1,562	$1,566	$1,599	$1,660	$1,723
Television Segment	395	389	400	405	425
Corporate and Other	53	47	51	48	58

	$2,010	$2,002	$2,050	$2,113	$2,206

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
March 31, 2008 and 2007
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	March 31,	Entire Comparable	March 31,	March 31,	Entire Comparable	March 31,
	2008	Period	2008	2007	Period	2007
Consolidated
Net operating revenue	$31,532	$(299)	$31,233	$31,883	—	$31,883
Station operating expense	25,421	(228)	25,193	25,995	—	25,995
Corporate general and administrative	2,552	—	2,552	2,316	—	2,316

Operating income	$3,559	$(71)	$3,488	$3,572	—	$3,572

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	March 31,	Entire Comparable	March 31,	March 31,	Entire Comparable	March 31,
	2008	Period	2008	2007	Period	2007
Radio Segment
Net operating revenue	$27,381	$(299)	$27,082	$27,893	—	$27,893
Station operating expense	21,913	(228)	21,685	22,513	—	22,513

Operating income	$5,468	$(71)	$5,397	$5,380	—	$5,380

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	March 31,	Entire Comparable	March 31,	March 31,	Entire Comparable	March 31,
	2008	Period	2008	2007	Period	2007
Television Segment
Net operating revenue	$4,151	—	$4,151	$3,990	—	$3,990
Station operating expense	3,508	—	3,508	3,482	—	3,482

Operating income	$643	—	$643	$508	—	$508